UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26694	93-0945003
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

585 West 500 South Bountiful, Utah		84010
(Address of principal executive offices)		( (Zip Code)

Registrant’s telephone number, including area code (801) 298-3360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 7, 2008, Specialized Health Products International, Inc. (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 to this report, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release, dated May 7, 2008, announcing the Company’s financial results for its first quarter ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

Date: May 7, 2008	By: /s/ JEFFREY M. SOINSKI
Jeffrey M. Soinski
President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release, dated May 7, 2008, announcing the Company’s financial results for its first quarter ended March 31, 2008.